UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 2, 2005

                           IPC ACQUISITION CORP.
           (Exact name of registrant as specified in its charter)



          DELAWARE                     333-82540                74-3022102
----------------------------    ------------------------    ------------------
(State or other jurisdiction    (Commission file number)      (IRS Employer
      of incorporation)                                     Identification No.)


           88 Pine Street, Wall Street Plaza, New York, NY 10005
           -----------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code: (212) 825-9060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

     On August 2, 2005, IPC Acquisition Corp. (the "Company") issued a press release announcing the pricing of its cash tender offer for its 11.50% Senior Subordinated Notes due 2009 (the "Offer"). The Offer was commenced on June 17, 2005 and will expire at 10:00 a.m., New York City time, on August 5, 2005, unless otherwise extended or terminated. A copy of the press release announcing the pricing of the Offer is attached as
Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT   DESCRIPTION
NO.
-------   -----------------------------------------------------------------
99.1      Press release of IPC Acquisition Corp. issued on August 2, 2005.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IPC Acquisition Corp.


Dated: August 2, 2005                 By: /s/ Timothy Whelan
                                          ----------------------------------
                                          Timothy Whelan
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting
                                          Officer and Duly Authorized
                                          Officer)